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                                                                    EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Transition Report of Gartner, Inc. (the "Company") on Form 10-KT for the transition period from October 1, 2002 to December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Maureen E. O'Connell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 oF The Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Maureen E. O'Connell
----------------------------------
Chief Financial Officer

Date: March 31, 2003


A signed original of this written statement required by Section 906 has been provided to Gartner, Inc. and will be retained by Gartner, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.